SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 22, 2003
                Date of Report (Date of Earliest Event Reported)


                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Virginia                       0-25060                  52-1889548
    --------------------            -----------------          ---------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                              7170 Riverwood Drive
                            Columbia, Maryland 21046
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (443) 259-4900
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events and Required FD Disclosure.

On May 22, 2003, Humphrey Hospitality Trust, Inc. issued a press release regarding declaration of a cash dividend to shareholders. A copy of this release is being filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.










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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HUMPHREY HOSPITALITY TRUST, INC.



May 23, 2003                         /s/ Michael M. Schurer
                                     ------------------------------------------
                                     Michael M. Schurer
                                     Chief Financial Officer






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                        HUMPHREY HOSPITALITY TRUST, INC.
                                INDEX TO EXHIBITS


Exhibit Number

99                      Press Release dated May 22, 2003.